SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 11, 2003
                Date of Report (Date of earliest event reported)

                             SYCAMORE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  000-27273                  04-3410558
----------------------------     -----------             -------------------
(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)            file number)            Identification No.)

                                  220 Mill Road
                        Chelmsford, Massachusetts 01824
                    (Address of principal executive offices)
                                   (Zip code)

       Registrant's telephone number, including area code: (978) 250-2900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 12: Results of Operations and Financial Condition

On November 11, 2003, the Registrant reported its first quarter results for the period ended October 25, 2003. A copy of the press release issued by the Registrant on November 11, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference and the transcript for the conference call with respect thereto is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The Registrant provides pro forma financial data in addition to providing financial results in accordance with generally accepted accounting principles
(GAAP). These measures are not in accordance with, or an alternative for GAAP, and may be different from pro forma measures used by other companies. The reconciliation between GAAP results and the pro forma results is provided in a table immediately following the Unaudited Consolidated Statements of Operations included with Exhibit 99.1. The items excluded from pro forma results have one or more of the following characteristics: their magnitude and timing is largely outside of the Registrant's control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual, and the Registrant does not expect them to occur in the ordinary course of business; or they are non-operational, non-cash expenses involving stock option grants primarily in connection with the Registrant's initial public offering and acquisitions.

The non-GAAP financial data is provided to enhance the user's overall understanding of the Registrant's current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP results provide useful information to both management and investors by excluding certain expense and income items that the Registrant believes are not indicative of the Registrant's core operating results because such charges are associated with past events and are not related to current operations. In addition, since the Registrant has historically reported non-GAAP results to the investment community, the Registrant believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The non-GAAP financial data should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Sycamore Networks, Inc.


/s/ Frances M. Jewels
--------------------------------------
Frances M. Jewels
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

Dated: November 12, 2003

                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

99.1 Press Release of the Registrant, dated November 11, 2003, reporting the Registrant's first quarter results for the period ended October 25, 2003.

99.2 Transcript for the conference call held by the Registrant on November 11, 2003 with respect to the Registrant's first quarter results for the period ended October 25, 2003.